                                                                   Exhibit 99.29

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                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

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                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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

       CUSIP OR ISIN
          BBERG ID
         DEAL NAME            MLMI 2006-WMC1
        ISSUER NAME
        PARENT NAME
   ORIGINAL CLASS BALANCE
   CURRENT CLASS BALANCE
       PORTFOLIO NAME
           SECTOR
        SETTLE DATE
     COLLATERAL BALANCE       $1,266,138,649
    ORIGINAL # OF LOANS                6,438
     AVG. LOAN BALANCE        $      196,666
        INITIAL WAC                     7.58%
        INITIAL WAM                        1
          REM. WAM                       339
          MOODY'S
            S&P
           FITCH
          MOODY'S
            S&P
           FITCH
          WA FICO                        639
           < 500                        0.00%
           < 550                        5.95%
            <575                       12.17%
           < 600                       22.46%
           > 650                       38.71%
           > 700                       14.27%
           WA DTI                      41.98%
           > 40%                       66.88%
           > 45%                       41.81%
           WA LTV                      82.36%
            > 80                       33.65%
            > 90                       16.81%
            % IO                       17.16%
          IO FICO                        675
     IO WITH FICO <575                  0.00%
          IO TERM                         73
         IO TERM %
           IO LTV                      81.02%
       % 15 YR FIXED                    0.40%
        %30 YR FIXED                    3.65%
         % BALLOONS                    51.00%
           40 YR                        0.00%
        2/28 HYBRIDS                   74.49%
        3/27 HYBRIDS                    3.89%
        5/25 HYBRIDS                    1.73%
      <= 1/29 Hybrids                   0.09%
         % 2ND LIEN                    10.43%
       % SILENT 2NDS                   45.32%
            MTA?
         MTA LIMIT
           NEGAM?
         MI COMPANY                NO(100.00%)
       MI COVERAGE %                       0%
       SINGLE FAMILY                   69.53%
         2-4 FAMILY                     8.03%
           CONDO                        8.79%

           CO-OP                        0.00%
            PUD                        13.65%
             MH                         0.00%
           OWNER                       96.40%
        SECOND HOME                     2.32%
          INVESTOR                      1.28%
            REFI                        2.85%
          CASH OUT                     46.82%
          PURCHASE                     50.33%
          FULL DOC                     32.52%
        REDUCED DOC                     0.00%
           NO DOC                      15.19%
          STATE 1                         CA
         % STATE 1                     40.68%
          STATE 2                         NY
         % STATE 2                      7.16%
          STATE 3                         FL
         % STATE 3                      6.28%
          STATE 4                         MD
         % STATE 4                      6.21%
           SUB %
        INITIAL OC %
TARGET OC % BEFORE STEPDOWN
 TARGET OC % AFTER STEPDOWN
         OTHER CE%
         TOTAL CE %
  INITIAL EXCESS INTEREST
        ORIGNATORS 1                     WMC
       % ORIGNATORS 1                 100.00%
        ORIGNATORS 2
       % ORIGNATORS 2
        ORIGNATORS 3
       % ORIGNATORS 3
       ISSUER CONTACT
       ISSUER NUMBER
        SERVICERS 1                 WILSHIRE
       % SERVICERS 1                  100.00%
        SERVICERS 2
       % SERVICERS 2
        SERVICERS 3
       % SERVICERS 3
      SERVICER CONTACT
      SERVICER NUMBER
      MASTER SERVICER
          TRUSTEE
      TRUSTEE CONTACT
       TRUSTEE NUMBER
    CREDIT RISK MANAGER
        UNDERWRITER
        DERIVATIVES
      CREDIT COMMENTS
           NEGAM
        MAXIM OWNED
        INTEX STRESS
         TERM SHEET
        HARD PROSSUP
       ELECT. PROSSUP